Exhibit 10.2

EXECUTION VERSION

SPONSOR SUPPORT DEED

This Sponsor Support Deed (as may be amended, supplemented, modified or varied in accordance with the terms herein, this “Deed”) is dated as of March 23, 2022, by and among Primavera Capital Acquisition Corporation, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“SPAC”), Fosun Fashion Group (Cayman) Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), Lanvin Group Holdings Limited 复朗集团, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“PubCo”), Primavera Capital Acquisition LLC, a Cayman Islands limited liability company (the “Sponsor”) and the other Persons set forth on Schedule I hereto (together with the Sponsor, each, a “Sponsor Party” and, together, the “Sponsor Parties”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, as of the date hereof, each Sponsor Party is the holder of record and the “beneficial owners” (within the meaning of Rule 13d-3 under the Exchange Act) of such number of SPAC Class B Ordinary Shares (such SPAC Class B Ordinary Shares, together with any SPAC Shares acquired by such Sponsor Party after the date of this Deed and during the term of this Deed, collectively referred to herein as the “Subject Shares” of such Sponsor Party) and such number of SPAC Warrants (such SPAC Warrants, together with any SPAC Warrants acquired by such Sponsor Party after the date of this Deed and during the term of this Deed, the “Subject Warrants” of such Sponsor Party) set forth opposite its name on Schedule I hereto;

WHEREAS, concurrently with the execution and delivery of this Deed, SPAC, the Company, PubCo and certain other parties thereto are entering into a Business Combination Agreement (as may be amended, restated, modified or supplemented from time to time, the “Business Combination Agreement”), pursuant to which, among other things, SPAC will merge with and into Merger Sub 1 (with Merger Sub 1 surviving such merger as a wholly-owned subsidiary of PubCo) and Merger Sub 2 will merge with and into the Company (with the Company surviving such merger as a wholly-owned subsidiary of PubCo) upon the terms and subject to the conditions set forth therein; and

WHEREAS, as a condition to the willingness of the Company and PubCo to enter into the Business Combination Agreement and to consummate the transactions contemplated therein, the parties hereto desire to agree to certain matters as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

SPONSOR SUPPORT AGREEMENT; COVENANTS

1.1 Binding Effect of Business Combination Agreement. Each Sponsor Party hereby acknowledges that it has read the Business Combination Agreement and this Deed. Each Sponsor Party shall be bound by and comply with Section 8.2 (Non-Solicit), Section 8.3 (Preparation of Joint Proxy Statement/Prospectus; SPAC Shareholders’ Meeting and Approvals; Company Shareholders’ Meeting and Approvals) and Section 11.11 (Publicity) of the Business Combination Agreement as if such Sponsor Party was an original signatory to the Business Combination Agreement with respect to such provisions.

1.2 No Transfer. Other than pursuant to this Deed, each Sponsor Party shall not, directly or indirectly, (i) lend, sell, transfer, tender, grant, charge, mortgage, pledge or otherwise encumber, grant a security interest in, assign or otherwise dispose of (including by gift, tender or exchange offer, merger or operation of law), encumber, hedge or utilize a derivative to transfer the economic interest in (collectively, “Transfer”), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares to any Person other than pursuant to the Initial Merger, (ii) grant any proxies or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Subject Shares), or enter into any other agreement, with respect to any Subject Shares, (iii) take any action that would make any representation or warranty of such Sponsor Party herein untrue or incorrect in any material respect, or have the effect of preventing or disabling such Sponsor Party from performing its material obligations hereunder, or (iv) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that would reasonably be expected to make any of its representations or warranties contained herein untrue or incorrect or would have the effect of preventing or delaying such Sponsor Party from performing any of its material obligations hereunder. Any action attempted to be taken in violation of the preceding sentence will be null and void. Each Sponsor Party hereby authorizes and requests SPAC to notify SPAC’s transfer agent that there is a stop transfer order with respect to all of the Subject Shares (and that this Deed places limits on the voting of the Subject Shares). Each Sponsor Party agrees with, and covenants to, SPAC, PubCo and the Company that such Sponsor Party shall not request that SPAC register the Transfer (by book-entry or otherwise) of any certificated or uncertificated interest representing any of its Subject Shares.

1.3 New Shares. In the event (i) any SPAC Shares, SPAC Warrants or other securities of SPAC are issued or otherwise distributed to a Sponsor Party pursuant to any share dividend or distribution, or any change in any of the SPAC Shares or other share capital of SPAC by reason of any share sub-division, recapitalization, consolidation, exchange of shares or the like (in all cases in respect of securities of SPAC), (ii) a Sponsor Party acquires legal or beneficial ownership of any SPAC Shares after the date of this Deed, or (iii) a Sponsor Party acquires the right to vote or share in the voting of any SPAC Share after the date of this Deed (together the “New Securities”), the Subject Shares of such Sponsor Party shall be deemed to refer to and include such New Securities (including all such share dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged into).

1.4 Sponsor Agreements.

(a) Each Sponsor Party hereby unconditionally and irrevocably agrees that, at any meeting of the shareholders of SPAC called to seek the SPAC Shareholders Approval, or at any adjournment or postponement thereof, or in any other circumstance in which the vote, consent or other approval of the shareholders of SPAC with respect to the Business Combination Agreement, any other Transaction Document, the Initial Merger or any other Transaction is sought, such Sponsor Party shall, (i) if a meeting is held, appear at such meeting or otherwise cause all of its Subject Shares to be counted as present thereat for purposes of establishing a quorum and (ii) vote or cause to be voted (including by class vote and/or written resolution and/or consent, if applicable) the Subject Shares:

(i) in favor of granting the SPAC Shareholders Approval or, if there are insufficient votes in favor of granting the SPAC Shareholders Approval, in favor of the adjournment or postponement of such meeting of the shareholders of SPAC to a later date;

(ii) against (A) any business combination agreement, merger agreement or merger (other than the Business Combination Agreement and the Initial Merger), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by SPAC or any public offering of any securities of SPAC, (B) any SPAC Acquisition Proposal, and (C) any amendment of the SPAC Articles or other proposal or transaction involving SPAC or any of its Subsidiaries, which would be reasonably likely to, in any material respect, impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by SPAC of, prevent or nullify any provision of the Business Combination Agreement or any other Transaction Document, the Initial Merger, any other Transaction or change in any manner the voting rights of any class of SPAC’s share capital.

(b) Each Sponsor Party represents and warrants that any proxies heretofore given in respect of the Subject Shares held by such Sponsor Party that may still be in effect are not irrevocable, and such proxies have been or are hereby revoked.

(c) Each Sponsor Party hereby irrevocably grants to, and appoints, the Company as such Sponsor Party’s proxy and attorney-in-fact (with full power of substitution and delegation), for and in the name, place and stead of such Sponsor Party, to vote in respect of all of its Subject Shares at all general meetings of SPAC, to requisition and convene a meeting or meetings of the members of SPAC, to sign a members written resolution of SPAC in respect of all of its Subject Shares, or grant a written consent or approval in respect of its Subject Shares in a manner consistent with this Section 1.4(c). Each Sponsor Party hereby affirms that the irrevocable proxy and attorney-in-fact set forth in this Section 1.4(c) is given in connection with the execution of the Business Combination Agreement, and that such irrevocable proxy and attorney-in-fact is given to secure the performance of the duties of such Sponsor Party under this Deed. Each Sponsor Party hereby further affirms that the irrevocable proxy and attorney-in-fact is granted to secure a proprietary interest and the performance of obligations owed to the Company under this Deed within the meaning of the Powers of Attorney Act (as amended) of the Cayman Islands and each Sponsor Party hereby acknowledges the same. Each Sponsor Party hereby further affirms that the irrevocable proxy and attorney-in-fact may under no circumstances be revoked, and ratifies and confirms all that such irrevocable proxy and attorney-in-fact may lawfully do or cause to be done by virtue hereof. SUCH IRREVOCABLE PROXY AND ATTORNEY-IN-FACT IS EXECUTED AND INTENDED TO BE IRREVOCABLE IN ACCORDANCE WITH THE PROVISIONS OF THE POWERS OF ATTORNEY ACT (AS AMENDED) OF THE CAYMAN ISLANDS. The irrevocable proxy and attorney-in-fact granted hereunder shall only terminate upon the termination of this Deed.

(d) Each Sponsor Party hereby agrees that it will not take any steps which would in any material respect, impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by SPAC of, prevent or nullify any provision of the Business Combination Agreement or any other Transaction Document, the Initial Merger, or any other Transaction, and, without limiting the foregoing, agrees that it will not file any proceedings (including any winding up petition) against SPAC or its directors) relating to, resulting from, or in reliance upon, the Business Combination Agreement.

(e) Each Sponsor Party hereby irrevocably agrees to comply with its obligations to not redeem any SPAC Shares owned by such Sponsor Party in connection with the transactions contemplated by the Business Combination Agreement, as set forth in that certain Letter Agreement, dated as of January 21, 2021, by and among the Sponsor Parties, SPAC and certain other parties thereto (the “Sponsor Letter Agreement”).

(f) During the Interim Period, except as contemplated by the Transaction Documents, each Sponsor Party shall not modify or amend any Contract between or among such Sponsor Party or any Affiliate of such Sponsor Party (other than SPAC), on the one hand, and SPAC, on the other hand, including, for the avoidance of doubt, the Sponsor Letter Agreement, without the prior written consent of the Company.

(g) The Sponsor hereby covenants that it (i) will irrevocably surrender to SPAC, for nil consideration and effective immediately prior to the consummation of the Initial Merger, the number of SPAC Class B Ordinary Shares specified in Schedule I hereto as to be surrendered by it pursuant to this Section 1.4(g), (ii) will accept the transfer for nil consideration, immediately upon completion of the PubCo Share Sub-division, all of the PubCo Shares then held by Fosun Fashion Holdings (Cayman) Limited to the Sponsor in accordance with Section 2.1(b) of the Business Combination Agreement, and (iii) will surrender for nil consideration, at the Initial Merger Effective Time, all of the PubCo Shares held by it immediately prior to the Initial Merger Effective Time, in accordance with Section 2.2(f)(v) of the Business Combination Agreement.

1.5 Consent to Disclosure. Each Sponsor Party hereby consents to the publication and disclosure in the Joint Proxy Statement/Prospectus (and, as and to the extent otherwise required by applicable securities Laws or the SEC or any other securities authorities, any other documents or communications provided by SPAC, the Company or PubCo to any Governmental Authority or to security holders of SPAC) of such Sponsor Party’s identity and beneficial ownership of Subject Shares and the nature of such Sponsor Party’s commitments, arrangements and understandings under and relating to this Deed and, if deemed appropriate by SPAC, the Company or PubCo, a copy of this Deed. Each Sponsor Party will promptly provide any information reasonably requested by SPAC, the Company or PubCo for any regulatory application or filing made or approval sought in connection with the transactions contemplated by the Business Combination Agreement (including filings with the SEC).

1.6 Waiver of Anti-Dilution Protection. Each Sponsor Party hereby irrevocably waives, forfeits, surrenders and agrees not to exercise, assert or claim, to the fullest extent permitted by applicable Law, but solely in connection with the Transaction, the ability to adjust the Initial Conversion Ratio (as defined in the SPAC Articles) pursuant to Article 17.3 of the SPAC Articles. Sponsor acknowledges and agrees that (i) this Section 1.6 shall constitute written consent waiving, forfeiting and surrendering the adjustment to the Initial Conversion Ratio pursuant to Articles 10.3 and 17.4 of the SPAC Articles in connection with the Transactions, resulting in the adjustment to the Initial Conversion Ratio pursuant to Article 17.3 being waived in connection with the Transactions with respect to all SPAC Class B Ordinary Shares in issue, and (ii) such waiver, forfeiture and surrender granted hereunder shall only terminate upon the termination of this Deed.

1.7 No Obligation as Director or Officer. Nothing in this Deed shall be construed to impose any obligation or limitation on votes or actions taken by any director, officer, employee, agent or other representative of any Sponsor Party or by any Sponsor Party that is a natural person, in each case, in his or her capacity as a director or officer of SPAC. Each Sponsor Party is executing this Deed solely in such capacity as a record or beneficial holder of the Subject Shares and the Subject Warrants.

1.8 Investor Rights Agreement. On the Closing Date, each of the Sponsor Parties who are named parties to the Investor Rights Agreement shall deliver to SPAC, the Company and PubCo a duly executed copy of the Investor Rights Agreement substantially in the form attached as Exhibit E to the Business Combination Agreement.

1.9 Further Assurances. Each Sponsor Party shall execute and deliver, or cause to be delivered, such additional documents, and take, or cause to be taken, all such further actions and do, or cause to be done, all things reasonably necessary (including under applicable Laws), or reasonably requested by SPAC, the Company or PubCo, to effect the actions and consummate the Mergers and the other transactions contemplated by this Deed and the Business Combination Agreement, in each case, on the terms and subject to the conditions set forth therein and herein, as applicable.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SPONSOR PARTIES

Each Sponsor Party represents and warrants (solely with respect to itself, himself or herself and not with respect to any other Sponsor Party), severally and not jointly, to SPAC, the Company and PubCo as of the date hereof as follows:

2.1 Organization; Due Authorization. If such Sponsor Party is not an individual, it is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Deed and the consummation of the transactions contemplated hereby are within such Sponsor Party’s corporate, limited liability company or organizational powers and have been duly authorized by all necessary corporate, limited liability company or organizational actions on the part of such Sponsor Party. If such Sponsor Party is an individual, such Sponsor Party has full legal capacity, right and authority to execute and deliver this Deed and to perform his or her obligations hereunder. This Deed has been duly executed and delivered by such Sponsor Party and, assuming due authorization, execution and delivery by the other parties to this Deed, this Deed constitutes a legally valid and binding obligation of such Sponsor Party, enforceable against such Sponsor Party in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies). If this Deed is being executed in a representative or fiduciary capacity, the Person signing this Deed has full power and authority to enter into this Deed on behalf of the applicable Sponsor Party.

2.2 Ownership. Such Sponsor Party is the registered holder of legal title, and record and beneficial owner (as defined in the Securities Act) of, and has good title to, all of such Sponsor Party’s Subject Shares and Subject Warrants set forth on Schedule I hereto, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Subject Shares or Subject Warrants (other than transfer restrictions under the Securities Act)) affecting any such SPAC Ordinary Shares or SPAC Warrants, other than Liens pursuant to (i) this Deed, (ii) the SPAC Articles, (iii) the Business Combination Agreement, (iv) the Sponsor Letter Agreement or (v) any applicable securities Laws. Such Sponsor Party’s Subject Shares and Subject Warrants are the only equity securities in SPAC owned of record or beneficially by such Sponsor Party on the date of this Deed, and none of such Sponsor Party’s Subject Shares or Subject Warrants are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares or Subject Warrants, except as provided hereunder and under the Sponsor Letter Agreement. Other than the Subject Warrants, such Sponsor Party does not hold or own any rights to acquire (directly or indirectly) any equity securities of SPAC or any equity securities convertible into, or which can be exchanged for, equity securities of SPAC.

2.3 No Conflicts. The execution and delivery of this Deed by such Sponsor Party does not, and the performance by such Sponsor Party of his, her or its obligations hereunder will not, (i) if such Sponsor Party is not an individual, conflict with or result in a violation of the organizational documents of such Sponsor Party or (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any Contract binding upon such Sponsor Party or such Sponsor Party’s Subject Shares or Subject Warrants), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such Sponsor Party of its, his or her obligations under this Deed.

2.4 Litigation. There are no Actions pending against such Sponsor Party, or to the knowledge of such Sponsor Party threatened against such Sponsor Party, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Sponsor Party of its, his or her obligations under this Deed.

2.5 No Inconsistent Agreements. Except for this Deed, such Sponsor Party (a) has not granted any proxies or entered into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Subject Shares), or entered into any other agreement, with respect to any Subject Shares, and (b) has not taken any action that would make any representation or warranty of such Sponsor Party herein untrue or incorrect in any material respect, or have the effect of preventing or disabling such Sponsor Party from performing its material obligations hereunder.

2.6 Acknowledgment. Such Sponsor Party understands and acknowledges that each of SPAC, the Company and PubCo is entering into the Business Combination Agreement in reliance upon such Sponsor Party’s execution and delivery of this Deed.

ARTICLE III

MISCELLANEOUS

3.1 Mutual Release.

(a) Sponsor Party Release. Each Sponsor Party, on its own behalf and on behalf of each of its Affiliates (other than SPAC or any of SPAC’s Subsidiaries) and each of its and their successors, assigns and executors (each, a “Sponsor Releasor”), effective as at the Initial Merger Effective Time, shall be deemed to have, and hereby does, irrevocably, unconditionally, knowingly and voluntarily release, waive, relinquish and forever discharge PubCo, the Company, SPAC and their respective Subsidiaries and its and their respective successors, assigns, heirs, executors, officers, directors, partners, managers and employees (in each case in their capacity as such) (each, a “Sponsor Releasee”), from (i) any and all obligations or duties PubCo, the Company, SPAC or any of their respective Subsidiaries has prior to or as of the Initial Merger Effective Time to such Sponsor Releasor or (ii) all claims, demands, Liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions and causes of action of whatever kind or nature, whether known or unknown, which any Sponsor Releasor has prior to or as of the Initial Merger Effective Time, against any Sponsor Releasee arising out of, based upon or resulting from any Contract, transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, and which occurred, existed, was taken, permitted or begun prior to the Initial Merger Effective Time (except in the event of fraud on the part of a Sponsor Releasee); provided, however, that nothing contained in this Section 3.1(a) shall release, waive, relinquish, discharge or otherwise affect the rights or obligations of any party (i) arising under this Deed or any other Transaction Documents or SPAC Charter, including for any amounts owed pursuant to the terms set forth therein, (ii) for indemnification or contribution, in any Sponsor Releasor’s capacity as an officer or director of SPAC, (iii) arising under any then-existing insurance policy of SPAC, (iv) pursuant to a Contract and/or SPAC policy to reimbursements for reasonable and necessary business expenses incurred and documented prior to the Initial Merger Effective Time, or (v) for any claim for fraud.

(b) Company Release. Each of PubCo, the Company, SPAC and their respective Subsidiaries and each of its and their successors, assigns and executors (each, a “Company Releasor”), effective as at the Initial Merger Effective Time, shall be deemed to have, and hereby does, irrevocably, unconditionally, knowingly and voluntarily release, waive, relinquish and forever discharge Sponsor and its respective successors, assigns, heirs, executors, officers, directors, partners, managers and employees (in each case in their capacity as such) (each, a “Company Releasee”), from (i) any and all obligations or duties such Company Releasee has prior to or as of the Initial Merger Effective Time to such Company Releasor, (ii) all claims, demands, Liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions and causes of action of whatever kind or nature, whether known or unknown, which any Company Releasor has, may have or might have or may assert now or in the future, against any Company Releasee arising out of, based upon or resulting from any Contract, transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, and which occurred, existed, was taken, permitted or begun prior to the Initial Merger Effective Time (except in the event of fraud on the part of a Company Releasee); provided, however, that nothing contained in this Section 3.1(b) shall release, waive, relinquish, discharge or otherwise affect the rights or obligations of any party (i) arising under this Deed or any other Transaction Documents, or (ii) for any claim for fraud.

3.2 Termination. This Deed shall terminate and be of no further force or effect upon the earliest to occur of: (a) with respect to each Sponsor Party, the mutual written consent of SPAC, the Company, PubCo and such Sponsor Party, (b) the Closing, and (c) the termination of the Business Combination Agreement in accordance with its terms. Upon such termination of this Deed, all obligations of the relevant parties under this Deed will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party hereto shall have any claim against another (and no Person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Deed shall not relieve any party hereto from liability arising in respect of any breach of this Deed prior to such termination. This ARTICLE III shall survive the termination of this Deed.

3.3 Governing Law; Arbitration.

(a) This Deed and any claim or cause of action hereunder based upon, arising out of or related to this Deed (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Deed, shall be governed by and construed in accordance with the Laws of Hong Kong, without giving effect to the principles of conflicts of laws that would otherwise require the application of the Laws of any other jurisdiction.

(b) All disputes arising out of or in connection with this Deed shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. The place of arbitration shall be Hong Kong. The official language of the arbitration shall be English. Any party to an award may apply to any court of competent jurisdiction for enforcement of such award and, for purposes of the enforcement of such award, the parties hereto irrevocably and unconditionally submit to the jurisdiction of any court of competent jurisdiction and waive any defenses to such enforcement based on lack of personal jurisdiction or inconvenient forum.

3.4 Assignment. This Deed and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Deed nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the parties hereto.

3.5 Specific Performance. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the parties hereto do not perform the provisions of this Deed in accordance with its specified terms or otherwise breach or threaten to breach such provisions. The parties acknowledge and agree that the parties hereto shall be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of this Deed and to enforce specifically the terms and provisions hereof. Without limiting the foregoing, each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (i) there is adequate remedy at law or (ii) an award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an order or injunction to prevent breaches or threatened breaches and to enforce specifically the terms and provisions of this Deed shall not be required to provide any bond or other security in connection with any such order or injunction.

3.6 Amendment. This Deed may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

3.7 Severability. If any provision of this Deed is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Deed will remain in full force and effect. Any provision of this Deed held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

3.8 Notices. All general notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by courier or sent by registered post or sent by electronic mail to the intended recipient thereof at its address or at its email address set out below (or to such other address or email address as a party may from time to time notify the other parties). Any such notice, demand or communication shall be deemed to have been duly served (a) if given personally or sent by courier, upon delivery during normal business hours at the location of delivery or, if later, then on the next Business Day after the day of delivery; (b) if sent by electronic mail during normal business hours at the location of delivery, immediately, or, if later, then on the next Business Day after the day of delivery; (c) the third Business Day following the day sent by reputable international overnight courier (with written confirmation of receipt), and (d) if sent by registered post, five days after posting. The initial addresses and email addresses of the parties for the purpose of this Deed are:

If to the Company or PubCo:

LANVIN GROUP HOLDINGS LIMITED 复朗集团

3701-02, Tower S2, Bund Finance Center, 600 Zhongshan Rd East No.2, Shanghai, 200010, China

Attention: Yun CHENG / Gong CHENG

Email: joann.cheng@lanvin-group.com / roy.cheng@lanvin-group.com with a required copy (which shall not constitute notice) to:

DLA Piper Singapore Pte. Ltd.

80 Raffles Place,

#48-01 UOB Plaza 1,

Singapore 048624

Attention: Joseph E. Bauerschmidt

Email: Joe.Bauerschmidt@dlapiper.com

with a second required copy (which shall not constitute notice) to:

DLA Piper Hong Kong

25th Floor,

Three Exchange Square,

8 Connaught Place, Central,

Hong Kong

Attention: Christina Loh

Email: Christina.Loh@dlapiper.com

If to SPAC:

Primavera Capital Acquisition Corporation

41/F Gloucester Tower

15 Queen’s Road Central

Hong Kong

Attention: Max Chen, Chief Executive Officer

Email: max.chen@primavera-capital.com

with a required copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

3901 China World Tower A

1 Jianguomenwai Avenue

Beijing 100004, China

Attention: Yang Wang

Email: yang.wang@stblaw.com

with a second required copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

Attention: Mark Brod

Email: mbrod@stblaw.com

If to a Sponsor Party:

To such Sponsor Party’s address set forth in Schedule I

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

3901 China World Tower A

1 Jianguomenwai Avenue

Beijing 100004, China

Attention: Yang Wang

Email: yang.wang@stblaw.com

with a second required copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

Attention: Mark Brod / Daniel Webb

Email: mbrod@stblaw.com / dwebb@stblaw.com

3.9 Counterparts. This Deed may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

3.10 Entire Agreement. This Deed and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.

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Executed as a deed.

EXECUTED AND DELIVERED	)
as a Deed in the name of	)
PRIMAVERA CAPITAL ACQUISITION LLC) by its duly authorised representative	)
FRED HU	)
in the presence of:	) /s/ Fred Hu

/s/ Alex Ge
Witness
Name: Alex Ge
Title: Witness

[Heritage - Signature Page to Sponsor Support Deed]

Executed as a deed.

SIGNED, SEALED AND DELIVERED	)
as a Deed by	)
FRED HU	)
in the presence of:	) /s/ Fred Hu
/s/ Alex Ge
Witness
Name: Alex Ge
Title: Witness

[Heritage - Signature Page to Sponsor Support Deed]

Executed as a deed.

SIGNED, SEALED AND DELIVERED	)
as a Deed by	)
TONG CHEN	)
in the presence of:	) /s/ Tong Chen

/s/ Alex Ge
Witness
Name: Alex Ge
Title: Witness

[Heritage - Signature Page to Sponsor Support Deed]

Executed as a deed.
SIGNED, SEALED AND DELIVERED	)
as a Deed by	)
CHENLING ZHANG	)
in the presence of:	) /s/ Chenling Zhang
/s/ Luis Arcentales
Witness
Name: Luis Arcentales
Title: Witness

[Heritage - Signature Page to Sponsor Support Deed]

Executed as a deed.

SIGNED, SEALED AND DELIVERED	)
as a Deed by	)
MUKTESH PANT	)
in the presence of:	) /s/ Muktesh Pant

/s/ Vinita Pant
Witness
Name: Vinita Pant
Title: Witness

[Heritage - Signature Page to Sponsor Support Deed]

Executed as a deed.

SIGNED, SEALED AND DELIVERED	)
as a Deed by	)
TERESA ANNE TEAGUE	)
in the presence of:	) /s/ Teresa Anne Teague

/s/ Kirsty Pocock
Witness
Name: Kirsty Pocock
Title: Partner

[Heritage - Signature Page to Sponsor Support Deed]

Executed as a deed.

SIGNED, SEALED AND DELIVERED	)
as a Deed by	)
SONIA CHENG	)
in the presence of:	) /s/ Sonia Cheng

/s/ Nancy Tai
Witness
Name: Nancy Tai
Title: Executive Assistant

[Heritage - Signature Page to Sponsor Support Deed]

Executed as a deed.

EXECUTED AND DELIVERED	)
as a Deed in the name of	)
PRIMAVERA CAPITAL ACQUISITION	)
CORPORATION	)
by its duly authorised representative	)
TONG CHEN	)
in the presence of:	) /s/ Tong Chen

/s/ Alex Ge
Witness
Name: Alex Ge
Title: Witness

[Heritage - Signature Page to Sponsor Support Deed]

Executed as a deed.

EXECUTED AND DELIVERED	)
as a Deed in the name of	)
FOSUN FASHION GROUP (CAYMAN))
LIMITED	)
by its duly authorised representative	) /s/ Yun CHENG
Yun CHENG	)
in the presence of:	)

/s/ Gong CHENG
Witness
Name: Gong CHENG
Title: CRO

[Heritage - Signature Page to Sponsor Support Deed]

Executed as a deed.

EXECUTED AND DELIVERED	)
as a Deed in the name of	)
LANVIN GROUP HOLDINGS LIMITED	)
复朗集团	)
by its duly authorised representative	) /s/ Yun CHENG
Yun CHENG	)
in the presence of:	)

/s/ Gong CHENG
Witness
Name: Gong CHENG
Title: CRO

[Heritage - Signature Page to Sponsor Support Deed]